EXHIBIT 10.08
swissfirst
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swissfirst Bank AG

                               OTC Contract Note

Buyer:                           swissfirst Bank AG
                                 Herrn T. Maag
                                 Fax 01 204 81 81

Seller:                          Roche Holdings, Inc.
                                 Mr. Marcel F. Kohler
                                 Wilmington, DE 19801

Number of Contracts:             250,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      16, January, 2002

Value Date:                      22, January, 2002

Expiration Date:                 20, September, 2002

Strike Price:                    USD 75.

Price Per Option:                USD 10.54

Total Premium:                   USD 2,635,000

Total Underlying Value:          USD 18,750,000

Payment Instructions:            swissfirst Bank AG. for account Nr. 3671_0
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To be transmitted by telefax to swissfirst Bank AG:
                                             Telefax Number +4441-1-204 81 81
Acknowledged by: Roche Holdings, Inc.